SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                              File No. 0-10772
[X]   Filed by the Registrant

[  ]  Filed by a Party other than the Registrant

Check the appropriate box:
[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-16(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                                ESSEX CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Payment of Filing Fee (Check the appropriate box):
[X]   No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

            N/A

2) Aggregate number of securities to which transaction applies:

            N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

            N/A

4) Proposed maximum aggregate value of transaction:

            N/A

5) Total fee paid:
            N/A

[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount previously paid:
      2) Form, Schedule or Registration No.
      3) Filing party:
      4) appointment filed:

(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                ESSEX CORPORATION





Fellow Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders of Essex Corporation to be held at THE GREAT ROOM AT HISTORIC SAVAGE MILL, 8600 FOUNDRY STREET, SAVAGE, MARYLAND on Wednesday, July 23, 2003 at 10:00 a.m. We invite you to arrive at 9:30 a.m. to visit with Essex Senior Management. A continental breakfast will be served.

         As discussed in this Proxy Statement, the matters to be acted on at the Annual Meeting are: the election of directors and the ratification of the appointment of independent auditors. Additionally, there will be a presentation reviewing the Company's performance in 2002 and 2003. There will also be an opportunity for stockholders to present questions to management and to a representative of the Company's independent auditors. We hope you will be able to attend.

         On June 4, 2003, Essex was listed on the American Stock Exchange (Amex) using the symbol "EYW." We have enclosed a FAQ (Frequently Asked Questions) sheet concerning the listing. Please let us know if you have additional questions.

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 29, 2002, including the financial statements, is enclosed. Such report and financial statements are not a part of this Proxy Statement.

         Whether or not you plan to attend, we hope that your shares of stock will be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning your proxy in the enclosed envelope. PLEASE MARK YOUR PROXY CARD CAREFULLY.

         YOUR STOCK WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS YOU HAVE GIVEN IN YOUR PROXY. IF YOU ARE A STOCKHOLDER OF RECORD AND ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND CAST YOUR BALLOT IN PERSON AT THAT TIME IF YOU SO DESIRE.


                                           Respectfully yours,

                                           /s/ Leonard E. Moodispaw

                                           Leonard E. Moodispaw
                                           PRESIDENT & CHIEF EXECUTIVE OFFICER


Columbia, Maryland
June 25, 2003

                                ESSEX CORPORATION
                               9150 Guilford Road
                            Columbia, Maryland 21046



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



         Notice is hereby given that the Annual Meeting of Stockholders of Essex Corporation (the "Company"), a Virginia corporation, will be held at 10:00 a.m., Wednesday, July 23, 2003, at The Great Room at Historic Savage Mill, Savage, Maryland, for the following purposes:

1. To elect nine (9) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.       To ratify the appointment of independent auditors; and

3.       To transact such other  business as may properly come before the Annual
         Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

         The Board of Directors has fixed the close of business on June 3, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

         The approximate date on which the Proxy Statement and form of Proxy are first sent or given to shareholders is June 25, 2003.

         Please indicate your vote, date and sign the enclosed proxy card and promptly return it in the enclosed pre-addressed envelope. The prompt return of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Kimberly J. DeChello
                                    KIMBERLY J. DECHELLO
                                    SECRETARY
Columbia, Maryland
June 25, 2003

                                ESSEX CORPORATION
                               9150 Guilford Road
                            Columbia, Maryland 21046



               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 23, 2003



         The enclosed proxy is furnished to the holders of common stock, no par value (the "Common Stock"), of Essex Corporation (the "Company") and is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on July 23, 2003 and at any adjournments thereof (the "Annual Meeting"). The approximate date on which the Notice of Annual Meeting, Proxy Statement and proxy card are first sent or given to stockholders is June 25, 2003.

         The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the proxy will be voted FOR the nominees for director listed on the proxy and also listed under the caption "Proposal 1" herein and FOR ratification of appointment of independent auditors, "Proposal 2". The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the Annual Meeting.

         The Board of Directors has fixed the close of business on June 3, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

         As of the Record Date, there were outstanding 8,920,547 shares of the Common Stock. Holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of at least one-third of the shares outstanding as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The nominees to be selected as directors named in Proposal 1 must receive a plurality of the votes cast at the Annual Meeting with respect to Proposal 1. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the votes cast at the Annual Meeting on each specific matter. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

         Proxies may be revoked before they are voted at the Annual Meeting by giving written notice of revocation to the Secretary, by submission of a proxy bearing a later date, or by attending the Annual Meeting in person and voting by ballot.

         The cost of preparing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company and the Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain officers and regular employees of the Company and employees of the Company's Transfer Agent may solicit the return of proxies by telephone, telegram or in person. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

         Any document referenced in this Proxy Statement is available without charge to any stockholder of record upon request. All requests shall be made either in writing, and directed to the Company at its main office address, 9150 Guilford Road, Columbia, MD 21046, or orally and directed to the Secretary at 301-939-7000.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

GENERAL

         The voting securities of the Company consist of Common Stock. On the Record Date there were 8,920,547 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

VOTING SECURITIES

         The following table and accompanying notes set forth as of the Record Date information with respect to the beneficial ownership of the Company's voting securities by (i) each person or group who beneficially owns more than 5% of the securities, (ii) each of the Directors of the Company (iii) each of the officers of the Company named in the Summary Compensation Table, and (iv) all Directors and executive officers of the Company as a group.

                                                                         Percentage of
                                                                     Outstanding Shares of
           Name and Address of         Amount and Nature of             Common Stock
            Beneficial Owner *         Beneficial Ownership (1)       Beneficially Owned
-----------------------------------  ----------------------------  -------------------------
H. Jeffrey Leonard (2)                       1,670,515                       18.7
Marie S. Minton (3)                          1,614,866                       18.1
John G. Hannon (4)                           1,549,498                       17.0
Terry M. Turpin (5)                            475,793                        5.2
Leonard E. Moodispaw (6)                       422,650                        4.6
Joseph R. Kurry, Jr. (7)                       213,609                        2.4
Matthew S. Bechta (8)                          140,137                        1.6
Frank E. Manning (9)                           124,775                        1.4
Craig H. Price (10)                            115,978                        1.3
Robert W. Hicks (11)                            71,700                         **
Ray M. Keeler (12)                              46,500                         **
Arthur L. Money (13)                            10,000                         **
James P. Gregory (14)                        1,614,866                       18.1
Harry Letaw, Jr. (15)                          669,859                        7.5
James A. Katra(16)                             470,571                        5.3
GEF Optical Investment
   Company, LLC ("GEF")(17)                  1,614,866                       18.1
Global Environment Capital
   Co., LLC ("GECC") (17)                    1,614,866                       18.1
Global Environment Strategic
   Technology Partners, L.P.
   ("GESTP") (17)                            1,614,866                       18.1
The Hannon Family LLC (18)                   1,538,973                       16.9
All Directors and Executive
   Officers as a Group
   (16 persons)(19)                          5,383,495                       52.3

                                       3

   * Except as noted below, all beneficial owners are directors and/or officers of the Company and can be reached c/o Essex Corporation, 9150 Guilford Road, Columbia, MD 21046.

   **  Less than 1%.

   (1) The shares listed above include options and rights to acquire shares exercisable within sixty (60) days and shares held of record by the Essex Corporation Retirement Trust as to which shares the respective participant has disposition and voting rights. The percentage ownership is computed based upon the number of shares which would be outstanding if such options and rights were exercised.

   (2) H. Jeffrey Leonard is Chairman of the Board of the Company and a director of the managing member of GEF. Of the shares of Common Stock shown as beneficially owned, 55,649 are owned directly by Mr. Leonard. In addition, 1,614,866 shares of Common Stock may be deemed to be beneficially owned by Mr. Leonard as described in footnotes (17) and (20) below. Mr. Leonard's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (3) Marie S. Minton is a Director of the Company and a director of the managing member of GEF. Ms. Minton may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnotes (17) and (20) below. Ms. Minton's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (4) John G. Hannon is a Director of the Company. Of the shares of Common Stock shown as beneficially owned, 10,525 are owned directly by Mr. Hannon. In addition, 1,538,973 shares of Common Stock may be deemed to be beneficially owned by Mr. Hannon as described in footnote (18) below.

   (5) Terry M. Turpin is a Director, Senior Vice President and Chief Scientist of the Company. Of the shares shown as beneficially owned, 197,100 represent presently exercisable rights to acquire Common Stock through stock options.

   (6) Leonard E. Moodispaw is President, Chief Executive Officer and a Director of the Company. Of the shares shown as beneficially owned, 365,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (7) Joseph R. Kurry, Jr. is Senior Vice President, Treasurer and Chief Financial Officer of the Company. Of the shares shown as beneficially owned, 173,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (8) Matthew S. Bechta is Vice President of the Company. Of the shares shown as beneficially owned, 95,900 represent presently exercisable rights to acquire Common Stock through stock options.

   (9) Mr. Manning is the Chairman Emeritus and a Director of the Company. Of the shares shown as beneficially owned, 42,000 represent presently exercisable rights to acquire Common Stock through stock options. Does not include 37,000 shares of the Company's Common Stock owned of record and beneficially by Mrs. Eva L. Manning, wife of Mr. Frank E. Manning. Also does not include 94,500 shares beneficially owned by separate family trusts of which Mrs. Manning is the sole trustee and over which trusts she has exclusive voting and dispositive power.

   (10)Craig H. Price is Vice President of the Company. Of the shares shown as beneficially owned, 100,750 represent presently exercisable rights to acquire Common Stock through stock options.

   (11)Robert W. Hicks is a Director of the Company. Of the shares shown as beneficially owned, 31,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (12)Ray M. Keeler is a Director of the Company. Of the shares shown as beneficially owned, 32,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (13)Arthur L. Money is a Director of the Company. Of the shares shown as beneficially owned, 10,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (14)James P. Gregory is a director of the managing member of GEF. Mr. Gregory may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnotes (17) and (20) below. Mr. Gregory's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (15)Dr. Harry Letaw, Jr. is the former Chairman of the Board and Chief Executive Officer of the Company. His address is 1023 Benfield Boulevard, Millersville, MD 21108.

   (16)Prior to its acquisition by Essex, Mr. Katra was Executive Vice President and Chief Financial Officer and a founding shareholder of our wholly-owned subsidiary, Sensys Development Laboratories, Inc. ("SDL") and is currently employed by SDL. Of the shares shown as beneficially owned, 30,969 are owned jointly by Mr. Katra and his spouse.

                                       4

   (17)Consists of 1,330,000 shares of Common Stock directly owned by GEF. Also consists of (i) 118,200 shares of Common Stock directly owned by GECC and
       (ii) 166,666 shares of Common Stock directly owned by GESTP. See footnote
       (20) below. GEF is a Delaware limited liability company with its principal executive offices located at 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (18)Consists of 1,346,666 shares directly held by The Hannon Family LLC and 192,307 exercisable options. Mr. John G. Hannon is the managing person of this entity.

   (19)Of the shares shown as beneficially owned, 1,369,825 represent presently exercisable rights to acquire Common Stock through stock options.

   (20)The Company has been advised that each of GEF, GECC, GESTP, Mr. Leonard, Ms. Minton and Mr. Gregory may be deemed the beneficial owner of 1,614,866 shares of Common Stock directly held for the account of GEF.


                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Company's Directors generally meet quarterly. Additionally, the By-Laws provide for special meetings and, as also permitted by Virginia law, Board action may be taken without a meeting upon unanimous written consent of all Directors. Board members who are not employed by the Company receive a maximum of $1,500 for each Board meeting or $750 for each Board Committee Meeting attended. In 2002 the Board held three meetings; the entire membership of the Board was present at all of the meetings except one where one director was absent. Board members who are affiliated with GEF or The Hannon Family LLC have waived any board fees.

         The Board of Directors has three standing Committees: the Audit Committee, the Ethics Committee and the Compensation Committee. The Audit Committee is vested with the following duties and powers: (1) to recommend to the Board the independent public accountants to audit the books and records of the Company; (2) to review the recommendations of the independent public accountants with respect to accounting methods and internal controls, and to advise the Board with respect thereto; (3) to examine the scope and extent of the audit conducted by the independent public accountants and to advise the Board with respect thereto; and (4) such other functions and responsibilities as may be assigned by the Board. Mr. Robert W. Hicks, Mr. Ray M. Keeler and Ms. Marie S. Minton were members of the Audit Committee and held four meetings in 2002. One member was absent from two of the four meetings.

         The Compensation Committee recommends to the Board of Directors compensation, including incentive compensation, for principal executives of the Company. Membership during 2002 consisted of Mr. John G. Hannon, Mr. Ray M. Keeler and Mr. Frank E. Manning. The Committee was consulted on several matters; however, the Board as a whole discussed all issues concerning compensation. The Compensation Committee held one meeting in 2002 and all members were present.

AUDIT COMMITTEE REPORT

         The Audit Committee consists of Messrs. Hicks, Keeler and Ms. Minton. Messrs. Hicks and Keeler meet the current independence and experience requirements applicable to small business issuers of Rule 121 of the American Stock Exchange. The Audit Committee's responsibilities are as described in a written Charter adopted by the Board of Directors.

         In performing its oversight responsibilities, the Audit Committee has reviewed and discussed the Company's 2002 audited financial statements with the Company's management. The Audit Committee also has discussed with the independent auditors, Stegman & Company, the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

         The Audit Committee has received written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors their independence from the Company.


         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's 2002 audited financial statements be included in the Company's Annual Report on Form 10-KSB.

         The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including in respect of accountant's independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's independent auditors are in fact "independent."


                                                     Audit Committee

                                                     Robert W. Hicks, Chairman
                                                     Ray M. Keeler
                                                     Marie S. Minton

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000.


==============================================================================================================
                                                                                        LONG-TERM COMPENSATION
                                              ANNUAL COMPENSATION                               AWARDS
                                                                       Other                  Securities
                                                                       Annual                 Underlying
        Name and                                                    Compensation             Options/SARs
   Principal Position         Year   Salary($)(1)    Bonus ($)         ($)(2)                    (#)
--------------------------------------------------------------------------------------------------------------
Leonard E. Moodispaw          2002     175,032           0               0                      30,000
President and CEO             2001     175,032           0             1,616                    85,000
                              2000     136,404           0               0                     100,000

Terry M. Turpin               2002     155,064           0               0                      20,000
Senior Vice President         2001     155,064           0             4,652                    70,000
and Director                  2000     134,496        25,000           4,785                    52,000

Joseph R. Kurry, Jr.          2002     134,992           0               0                      10,000
Treasurer, Senior Vice        2001     134,992           0             4,050                    40,000
  President and CFO           2000     122,804        15,000           4,134                    61,500

Craig H. Price                2002     134,992           0               0                       7,500
Vice President                2001     134,992           0             4,050                    25,000
                              2000     114,184        15,000           3,875                    27,500

Matthew S. Bechta             2002     130,000           0               0                       7,500
Vice President                2001     130,000           0             3,900                    25,000
                              2000     112,840        10,000           3,685                    31,000
==============================================================================================================


(1) Includes amounts deferred at the election of the named executive officer pursuant to Section 401(k) of the Internal Revenue Code ("401(k)").

(2) Represents matching 401(k) contributions made on behalf of the respective named executive officer pursuant to the Company's Retirement Plan and Trust. Excludes other perquisites and benefits not exceeding the lesser of $50,000 or 10% of the named executive officer's total annual salary and bonus.

                                       7

DEFINED CONTRIBUTION RETIREMENT PLAN

         The Company has a qualified defined contribution retirement plan, the Essex Corporation Retirement Plan and Trust, which includes a 401(k) salary reduction feature for its employees. The Plan calls for an employer matching contribution of up to 3% of eligible employee compensation under the salary reduction feature and a discretionary contribution as determined by the Board of Directors. The Company made no discretionary contribution to the Retirement Plan for 1999 - 2002. The total authorized contribution under the matching contribution feature of the Plan was approximately $78,000 in 2002. All employee contributions are 100% vested at all times and Company contributions vest based on length of service. Vested contributions are distributable and benefits are payable only upon death, disability, retirement or break in service. Participants may request that their accrued benefits under the Section 401(k) portion of the Plan be allocated among various investment options established by the Plan Administrator.

         The Company contributions under the Retirement Plan for the persons referred to in the Summary Compensation Table are included in that Table.

EMPLOYEE INCENTIVE PERFORMANCE AWARD PLAN

         The Company has an Employee Incentive Performance Award Plan under which bonuses are distributed to employees. All employees are eligible to receive such awards under flexible criteria designed to compensate for superior division and individual performance during each fiscal year. Awards are generally recommended annually by management and approved by the Board of Directors. Such awards may be limited by overall Company performance and the availability of funds. There was $1000 awarded in 2002 and approximately $141,000 awarded in 2000, including the $65,000 awarded to persons named in the Summary Compensation Table.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed by the Reporting Persons during the fiscal year ended December 29, 2002, other than one filing each by Mr. Gregory, Mr. Hannon, Mr. Leonard, Ms. Minton and Ms. Pisano.

OPTIONS TO PURCHASE SECURITIES

         The Company has established Essex Corporation Stock Option and Appreciation Rights Plans (the "Plans"). These Plans provide for the grant of options to purchase shares of common stock of the Company, no par value per share (the "Common Stock"), which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to employees and persons who are not employees, including directors and consultants. These Plans also provide for grants of stock appreciation rights ("SARs") in connection with the grant of options under these Plans. The exercise price of an Incentive Option under these Plans may not be less than the "fair market value" of the shares of Common Stock at the time of grant; the exercise price of Non-Qualified Options and the appreciation base price of SARs are determined at the discretion of the Board of Directors except that the SAR appreciation base price may not be less than 50% of the fair market value of a share of Common Stock on the grant date with respect to awards to persons who are officers or directors of the Company. These Plans reserve 1,859,118 shares of Common Stock for issuance. As of June 3, 2003, there were 334,400 shares available for future grants of options or SARs under the Plans.

     The Company grants non plan non-qualified options from time to time directly to certain parties. In 2001, the Company issued such options for 85,000 shares to its President and 40,000 to its Chief Financial Officer/Treasurer. In addition, another 45,000 shares were issued to an employee of the company. There were no grants of non plan non-qualified options in 2002.

         The following table shows for the fiscal year ended December 29, 2002 for the persons named in the Summary Compensation Table, information with respect to options to purchase Common Stock granted during 2002.

                                         STOCK OPTIONS GRANTS
                              IN FISCAL YEAR ENDED DECEMBER 29, 2002

                                 NUMBER OF
                                SECURITIES
                                UNDERLYING         % OF TOTAL OPTIONS/
                                  OPTIONS            SARS GRANTED TO      EXERCISE OR
                                  GRANTED             EMPLOYEES IN        BASE PRICE    EXPIRATION
                NAME                (#)                FISCAL YEAR          ($/SH)         DATE
==================================================================================================

Leonard E. Moodispaw              30,000   (1)            25.2               2.36        11/12/12

Terry M. Turpin                   20,000   (2)            16.8               2.36        11/12/12

Joseph R. Kurry, Jr.              10,000   (1)             8.4               2.36        11/12/12

Craig H. Price                     7,500   (1)             6.3               2.36        11/12/12

Matthew S. Bechta                  7,500   (1)             6.3               2.36        11/12/12

(1) Such options  became  exercisable  beginning  November  13,  2002.
(2) Such options became exercisable beginning January 1, 2004.

         The following table shows for the fiscal year ended December 29, 2002 for the persons named in the Summary Compensation Table, information with respect to option/SAR exercises and fiscal year end values for unexercised options/SARs.

                       AGGREGATED OPTION/SAR EXERCISES AND
                        FISCAL YEAR-END OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES         VALUE OF
                                                         UNDERLYING UNEXERCISED      UNEXERCISED
                                                               OPTIONS AT            IN-THE-MONEY
                                                               FY-END (#)             OPTIONS AT
                                                                                     FY-END($)(1)
                              SHARES                          EXERCISABLE/
                           ACQUIRED ON        VALUE           UNEXERCISABLE          EXERCISABLE/
             NAME          EXERCISE (#)   REALIZED ($)                              UNEXERCISABLE
====================================================================================================
Leonard E. Moodispaw           ---             ---           360,500/15,000         386,925/11,850

Terry M. Turpin                ---             ---           171,100/28,900         134,120/15,800

Joseph R. Kurry, Jr.          1,000           2,150           168,250/5,000         133,002/3,950
                              5,750           2,588

Craig H. Price                 ---             ---            102,250/3,750          76,763/2,963

Matthew S. Bechta             3,000          12,420           95,900/3,750           79,695/2,963


(1) Market value of underlying securities based on the closing price of the Company's Common Stock on December 27, 2002 (last trading day of fiscal
     2002) on the OTC Bulletin Board system of $3.15 minus the exercise price.


                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information as of December 29, 2002 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

                                     NUMBER OF SECURITIES TO        WEIGHTED AVERAGE EXERCISE         NUMBER OF SECURITIES
                                     BE ISSUED UPON EXERCISE          PRICE OF OUTSTANDING          REMAINING AVAILABLE FOR
                                     OF OUTSTANDING OPTIONS,          OPTIONS, WARRANTS AND             FUTURE ISSUANCE
        PLAN CATEGORY                  WARRANTS AND RIGHTS                   RIGHTS                  [EXCLUDING COLUMN (A)]

                                               (A)                             (B)                            (C)
-------------------------------     ---------------------------    ----------------------------    ---------------------------

EQUITY COMPENSATION PLANS
APPROVED BY SECURITY HOLDERS                  1,462,218                           $3.41                       466,900

EQUITY COMPENSATION PLANS NOT
APPROVED BY SECURITY HOLDERS                    436,500                           $2.98                        47,550
(1)

                                    ---------------------------                                    ---------------------------
TOTAL                                         1,898,718                                                       514,450

(1) Represents shares of common stock underlying stock options, warrants and rights issued outside of any formal plan.

                                       10

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, nine (9) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Each of the nominees named below has consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed proxy will be voted for substitute nominee, if any, designated by the Board of Directors and nominated by a person named in the proxy, unless the authority to vote for the management nominee(s) is withheld in the proxy.


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

DIRECTORS

         JOHN G. HANNON, age 66, was elected a Director of the Company in September 2000. Since April 2000 Mr. Hannon has been a private investor and consultant to technology companies in the expanding optical and information security sector. From 1979 to March 2000, Mr. Hannon served as the Chief Executive Officer of Pulse Engineering, Inc. an information security and signals processing company which was sold in March 2000. Mr. Hannon started his business career in 1963 after serving in the United States Marine Corps. Since that time, he has been involved in numerous entrepreneurial ventures. He is a Director of the Armed Forces Communications and Electronics Association (AFCEA).

         ROBERT W. HICKS, age 65, was elected a Director of the Company in August 1988. He has been an independent consultant since 1986. During this period he was engaged for three and one-half years by the State of Maryland Deposit Insurance Fund Corporation, Receiver of several savings and loan associations, first as an Agent and then as a Special Representative (both court-approved positions). He was a principal officer and stockholder in Asset Management & Recovery, Inc., a consulting firm which primarily provided services, directly and as a subcontractor, to the Resolution Trust Corporation and law firms engaged by the Resolution Trust Corporation. Mr. Hicks is also a Director and the Corporate Secretary of the Kirby Lithographic Company, Inc. In 1998, he formed Hicks Little Company, LLC for the purpose of conducting consulting activity.

         RAY M. KEELER, age 72, was elected a Director of the Company in July 1989. Since 1986, he has been an independent consultant to both industry and government organizations in areas related to national and tactical intelligence programs. Mr. Keeler served on the Board of Directors of System Engineering and Development Corporation ("SEDC") from December 1987 through April 1989. From 1988 to November 1995, he was President of CRYTEC, Inc., a service company providing management, business development and technical support to companies involved in classified cryptologic projects. Since December 1995, he has been a consultant to companies involved in national technical intelligence programs. From 1982 to 1986, Mr. Keeler was Director of Program and Budget for the NSA. He received a Bachelor of Arts degree from the University of Wisconsin-Madison in 1957.

         H. JEFFREY LEONARD, age 49, was elected a Director of the Company in September 2000 and Chairman of the Board in December 2000. Dr. Leonard is the President and founding shareholder of Global Environment Fund. Dr. Leonard serves as Chairman of the Investment Committee for GEF's five investment funds. He has extensive experience in international private equity and project finance investments, and advanced technology investments in the energy, environmental, applications software, intelligent systems engineering, biological and medical fields. Dr. Leonard also serves as a member of the Board of Directors of the National Cooperative Bank, Measuring and Monitoring Inc., Aurora Flight Sciences Corp., Athena Technologies, Sorbent Technologies, International Pepsi-Cola Bottlers Limited and Global Forest Products Company Limited. He has served as an advisor to the U.S. Office of Technology Assessment and is a member of the Board of Directors of the National Council for Science and the Environment. Dr. Leonard received a Bachelor of Arts degree in 1976 from Harvard College, a Master of Science degree from the London School of Economics in 1978 and a Doctor of Philosophy degree from Princeton University in 1984. Jeff is Chairman of the Board of Beacon House, a not-for profit community development and education organization assisting children and their families in Northeast Washington, D.C. In 2002, he broke his over-40 personal record in the Baltimore Marathon with a time of 3 hours and 40 minutes.

         FRANK E. MANNING, age 84, Chairman Emeritus, is the founder of the Company. Mr. Manning has served as a Director of the Company since its organization in 1969. Mr. Manning has been a special advisor to the CEO for the past six years. Mr. Manning received a Bachelor of Science degree in Economics from Franklin and Marshall College in 1942, and a Masters of Letters degree in Industrial Relations from the University of Pittsburgh in 1946.

         MARIE S. MINTON, age 41, was elected a Director of the Company in December 2000. Ms. Minton is a Managing Director and the Chief Financial Officer of Global Environment Fund, an international, private equity, investment management firm. Ms. Minton has been a member of the senior management team of GEF since 1994. Before joining GEF, Ms. Minton was the Vice President of Finance for Clean Air Capital Markets Corporation, a boutique investment banking firm. Prior to that, Ms. Minton was an Audit Manager in the Entrepreneurial Services Division of Ernst & Young from 1986 through 1993. Ms. Minton graduated from the University of Virginia in 1986 with a Bachelor of Science degree in Commerce. She is a member of the Virginia Society and American Institute of Certified Public Accountants, the Washington Society of Investment Analysts (WSIA) and the Association for Investment Management and Research. Ms. Minton is a Certified Public Accountant and a Chartered Financial Analyst. She teaches accounting for the WSIA CFA education program, is an officer of WSIA, volunteers as a Girl Scout leader and enjoys riding her horse, Abner, in her free time.

         ARTHUR MONEY, age 63, was elected a Director of the Company in January 2003. Mr. Money served as the Assistant Secretary of Defense for Command, Control, Communication and Intelligence (C3I) from October 1999 to April 2001. Prior to his Senate confirmation in that role, he was the Senior Civilian Official, Office of the ASD (C3I) from February 1998. Mr. Money also served as the Chief Information Officer for the Department of Defense from 1998 to 2001. From 1996 to 1998, he served as Assistant Secretary of the Air Force for Research, Development and Acquisition, and as CIO for the Air Force. Prior to his government service, Mr. Money held senior management positions with ESL Inc., a subsidiary of TRW, and the TRW Avionics and Surveillance Group. Mr.
Money serves on numerous United States Government Panels, Boards and Commissions. He additionally serves on many U.S. Company Boards, Advisory Boards and Advisory Groups. Mr. Money received a Bachelor of Science degree in Mechanical Engineering from San Jose State University in 1965, a Master of Science degree in Mechanical Engineering from University of Santa Clara in 1970 and attended the Harvard Executive Security Program in 1985 and the Program for Senior Executives at the Massachusetts Institute of Technology in 1988.

         LEONARD E. MOODISPAW, age 60, President, Chief Executive Officer and Director of the Company, rejoined Essex in 1998. He held the office of Chief Operating Officer until September 2000 when he was elected Chief Executive Officer. Mr. Moodispaw was an employee and consultant with Essex during 1988 to 1993. From 1988 to 1993, he was President of the former Essex subsidiary, SEDC, and later served as Essex Chief Administrative Officer and General Counsel. From April 1994 to April 1998, Mr. Moodispaw was President of ManTech Advanced Systems International, Inc. (MASI), a subsidiary of ManTech International Corporation. From 1965 to 1978, Mr. Moodispaw was a senior manager in the National Security Agency (NSA). Following NSA he was engaged in the private practice of law. He is the Founder of the Security Affairs Support Association
(SASA) that brings government and industry together to solve problems of mutual interest. He also serves as a member of the Board of Directors of Griffin
Services, Inc., a subsidiary of Vosper-Thornycroft, a UK Co. He received a Bachelor of Science degree in Business Administration from the American University in Washington, D.C. in 1965, a Master of Science degree in Business Administration from George Washington University in Washington D.C. in 1969 and Juris Doctor in Law from the University of Baltimore, Maryland in 1977. He enjoys chocolate and Key West, Florida; is growing older but not up.

         TERRY M. TURPIN, age 60, was elected a Director of the Company in January 1997. He is Senior Vice President and Chief Scientist for the Company, positions he has held since 1996. He joined Essex through merger with SEDC where he was Vice President and Chief Scientist from September 1984 through June 1989. Currently Mr. Turpin is the Chairman of the Industrial Advisory Board for the Opto-electronic Computing Center at the University of Colorado. From December 1983 to September 1984 he was an independent consultant. From 1963 through December 1983, Mr. Turpin was employed by the NSA. He was Chief of the Advanced Processing Technologies Division for ten years. He holds patents for optical computers and adaptive optical components. Mr. Turpin represented NSA on the Tri-Service Optical Processing Committee organized by the Under Secretary of Defense for Research and Engineering. He received a Bachelor of Science degree in Electrical Engineering from the University of Akron in 1966 and a Master of Science degree in Electrical Engineering from Catholic University in Washington, D.C. in 1970.

OFFICERS

         MATTHEW S. BECHTA, age 49, was elected Vice President in October 1993. As Director of the Processing Systems Group, Mr. Bechta is responsible for the development and delivery of signal processing solutions to government, industry and commercial customers. Mr. Bechta joined Essex in 1989 with the merger of Essex and SEDC. As one of the founders of SEDC, he served in various technical and management capacities since incorporation in 1980. From 1975-1980, Mr. Bechta was employed by NSA as a systems engineer. Mr. Bechta holds a Master of Science degree in Computer Science from the Johns Hopkins University and a Bachelor of Science degree in Electrical Engineering from Spring Garden College, Pennsylvania. In the off-hours, Matt is a Scouter with Troop 944 in

Ellicott City, Vice President of the Centennial High School Boosters, and a baseball coach with the Columbia Reds, who play in the very competitive Baltimore Metro League.

         GERALD J. DAVIEAU, age 47, joined Essex in 1989 as a result of the merger of Essex with SEDC, and was elected Vice President in November 1997. Mr. Davieau, Director of Telecomm Systems Engineering, is responsible for design and analysis of wireless satellite applications. He is listed on 14 Motorola patents and 6 patent disclosures from work on Iridium(R) and Teledesic(TM) satellite programs. Mr. Davieau was employed by SPACECOM in Gaithersburg, Maryland, 1982-1987. He served in the U.S. Army from 1978 to 1982. Mr. Davieau holds a Bachelor of Science degree in Electrical Engineering from Lehigh University and a Master of Science degree in Electrical Engineering from the University of Maryland.

         KIMBERLY J. DECHELLO, age 42, joined Essex in May 1987 and has served in various administrative and management capacities. She was appointed Chief Administrative Officer in November 1997 and Corporate Secretary in January 1998. Ms. DeChello is responsible for administration, human resources, investor relations and industrial insurance. Ms. DeChello received a Master of Science degree in Human Resources Management in 2000 from the University of Maryland. Ms. DeChello also holds an Associate of Arts degree in Accounting and a Bachelor of Science degree in Criminal Justice/Criminology from the University of Maryland. She enjoys dancing and bird watching. She teaches West Coast Swing dance classes and competes as a ProAm student. She participates in the Smithsonian's Neighborhood Nest Watch Program where she assists in catching, banding and data collection of birds in her backyard.

         JOSEPH R. KURRY, JR., age 53, joined Essex Corporation in March 1985. He is Treasurer and Chief Financial Officer, positions he has held since 1985, and Senior Vice President. Mr. Kurry was controller of ManTech International Corporation from December 1979 to March 1985. Mr. Kurry graduated in 1972 from Georgetown University, in Washington, D.C. and is a Certified Public Accountant. Mr. Kurry and his wife spend time with their college-age daughters and teenage son in supporting various sports and school programs for Lehigh University in Pennsylvania and Gonzaga College High School in Washington, D.C. The family prefers summer vacations at the shore in Sea Girt, New Jersey.

         RUDOLF (RUDY) LISKOVEC, age 51. As Vice President of Essex's Government Services, Mr. Liskovec provides leadership to Essex technology professionals that support enterprise-wide, life-cycle engineering and technical services, application development, systems integration and business process reengineering to systems of national importance. Mr. Liskovec has twenty-five years of international management and engineering experience where he has developed a track record of excellence in organizational development, operational and engineering management, business development, and systems engineering. Most recently, Mr. Liskovec has held positions as a Director for General Dynamics and Executive Vice President for ManTech International. He holds a Master of Science degree (honors) in Computer Information Systems from Boston University, a Bachelor of Science degree (Cum Laude) in Computer Science from the University of Maryland and a Bachelor of Science degree (Summa Cum Laude) in Business Management from the University of Maryland.

         CAROLINE S. PISANO, age 36, was a Director of the Company from September 2000 through January 2003 and now serves as General Counsel and Vice President of Finance. From August 1996 to March 2000, Ms. Pisano served as the Chief Financial Officer of Pulse Engineering, Inc., an information security and signal processing company which was sold in March 2000. From August 1992 to July 1996 Ms. Pisano served as a senior transactional attorney with the law firm of Wechsler, Selzer, and Gurvitch, Chartered. From June 1988 to August 1990, Ms. Pisano, a certified public accountant, practiced public accounting and specialized in high tech and biotech companies. Ms. Pisano received her Juris Doctor from the Washington College of Law at the American University in Washington, D.C. Ms. Pisano graduated Magna Cum Laude with a Bachelor of Science degree in Accounting from the University of Maryland. Although Ms. Pisano is an attorney and an accountant she likes to follow Jimmy Buffett's advice and "say what you mean, mean what you say". Ms. Pisano has four children and enjoys volunteering at her kid's public schools.

         CRAIG H. PRICE, age 54, was elected Vice President in October 1993. Dr. Price, Director of Optical Solutions, is responsible for the development of products utilizing Essex patented optical technologies. Dr. Price joined Essex in 1989 as a result of the merger of Essex and SEDC. Dr. Price had joined SEDC in 1985, with varied assignments in engineering, analysis and advanced technologies. Previously, he served in numerous technical and project positions in the U.S. Air Force during the period 1974 - 1985, and he was awarded the Distinguished Service Medal. Dr. Price holds a Bachelor of Science degree in Electrical Engineering from Kansas State University, a Master of Science degree in Electrical Engineering from Purdue University and a Doctor of Philosophy degree in Electrical Engineering, from Stanford University. He is an avid tennis player and enjoys vacations with his wife and daughter to warm climates in winter months.

                 PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS


         The Board of Directors has, upon recommendation of the Audit Committee, selected Stegman & Company as independent auditors of the Company for the fiscal year ending December 28, 2003, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting.

         Stegman & Company representatives will be present at the Annual Meeting to respond to appropriate questions.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO
      RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS AND, UNLESS MARKED TO
        THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN
                           FAVOR OF SUCH RATIFICATION.



                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         AUDIT FEES. The aggregate fees billed by Stegman & Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 29, 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were $30,750.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During the year ended December 29, 2002, Stegman & Company did not provide the Company with any services related to financial information systems design and implementation.

         ALL OTHER FEES. The Company estimates that the aggregate fees for all other services rendered by Stegman & Company during the year ended December 29, 2002 were $7,000. These fees relate principally to preparation of the Company's tax returns and review of SEC registration statements.


                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the Stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

         It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying proxy in the enclosed envelope which requires no postage if mailed in the United States.

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         All stockholder proposals intended to be presented at the 2004 Annual Meeting of the Company must be received by the Company not later than February 26, 2004 and must otherwise comply with the rules of the SEC for inclusion in the Company's proxy statement and form of proxy relating to that meeting.
Proposals should be delivered to Essex Corporation, 9150 Guilford Road, Columbia, MD 21046, Attention: Corporate Secretary.

         Except in the case of proposals made in accordance with Rule 14a-8, stockholders intending to bring any business before the annual meeting of shareholders must deliver written notice thereof to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for its immediately preceding annual meeting of shareholders. The deadline for matters sought to be presented at the 2004 Annual Meeting is May 11, 2004. If a stockholder gives notice of such a proposal after the May 11, 2004 deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's 2004 annual meeting.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 29, 2002 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

                               REFERENCE DOCUMENTS

         UPON  RECEIPT OF A WRITTEN  REQUEST,  THE COMPANY  WILL  FURNISH TO ANY
STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 29, 2002 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Kimberly J. DeChello

                                            KIMBERLY J. DECHELLO
                                            SECRETARY

     ANSWERS TO FREQUENTLY ASKED QUESTIONS (FAQ) FOR SHAREHOLDERS ABOUT THE
                      SWITCH TO THE AMERICAN STOCK EXCHANGE

WHY DID ESSEX SWITCH TO THE AMERICAN STOCK EXCHANGE?

Essex chose the American Stock Exchange because of their demonstrated commitment to the success of their listed companies, including the use of leading edge technology to enhance trading reliability and efficiency. The unique nature of the auction market--liquidity, narrower spreads and lower volatility -- is ideally suited for Essex now. This listing achieves an important milestone in our strategy for delivering continued financial success and accelerated growth, and ensuring our shareholders the stability of a national exchange. The American Stock Exchange is the right choice for our present size, capitalization, and strategy; it also provides the visibility, the access, and stability that are of paramount importance to large institutional investors, analysts, and potential acquisitions.

WHEN DID THE SWITCH OCCUR?

Essex stock ceased trading on the NASDAQ OTC-BB exchange at the close of trading on Tuesday, June 3, 2003. It began trading on the American Exchange at the start of trading the next morning, Wednesday, June 4, 2003.

WHY DID THE TRADING SYMBOL CHANGE?

The old trading symbol ESEX.OB could not be transferred to the American Stock Exchange. As a result, it was removed from active listing when the switch the American Exchange occurred. The new trading symbol is EYW on the American Stock Exchange. The symbol could only be 3 letters, and our choices were quite limited. We selected EYW, which is also the airport code for Key West, Florida, to honor the spirit and culture of Key West which is shared by many in the Company.

AS A SHAREHOLDER, WHAT DO I HAVE TO DO?

You don't have to do anything. As a current shareholder, your shares are automatically moved to the new stock symbol at the current market price. If you hold the actual stock certificate, you do not need to replace it. At such time as you might sell the shares represented on the certificate, they will be automatically recognized by the transfer agent as Essex stock under the new symbol on the American Stock Exchange.

HOW WAS THE SHARE PRICE ON OPENING DAY SET FOR THE NEW STOCK SYMBOL?

The share price on opening day was set by the market price as established by the Exchange, based on the market price at closing the prior trading day.

                                                                      Attachment

ARE THERE ANY NEW TRADING RESTRICTIONS FOR EMPLOYEES WITH THE NEW LISTING?

No, there are no new trading restrictions for employees with the new listing. However, employees are still subject to trading blackout periods, as they have been in the past.

HOW IS THIS DIFFERENT FROM A NEW PUBLIC OFFERING OF STOCK?

This is not a new public offering for the purpose of raising additional capital. Rather, it is a transfer of all of the outstanding shares from one stock exchange (NASDAQ OTC-BB) to another (American Exchange). As a result there is no change to the number of outstanding shares and their ownership.

DOES THE AMERICAN STOCK EXCHANGE OPERATE DIFFERENTLY FROM THE NASQAQ OVER THE COUNTER - BULLETIN BOARD (OTC-BB) WHERE ESSEX HAS BEEN LISTED?

Yes, the American Exchange is considered an auction system while the NASDAQ OTC-BB is a regulated quotation service. The American Exchange, which began operation in 1921, is second only to the New York Stock Exchange as a floor based exchange. To understand the differences, you should contact an investment professional. The American Stock Exchange is subject to regulation by the Securities and Exchange Commission.

WHERE DO I GET MORE INFORMATION ON HOW THE AMERICAN STOCK EXCHANGE WORKS?

The American Stock Exchange has an excellent website at www.amex.com. The various tabs at this site give you useful information on the history of the exchange, how it operates, new listings, and much more.

DO I HAVE TO CHANGE BROKERS?  WHAT IF I USE AN ONLINE BROKERAGE SERVICE?

Any existing broker or brokerage relationship that you have should be able to trade your Essex stock, just as you have in the past. This includes online brokerage services. Trading will be in accordance with the American Stock Exchange policies and procedures, which are somewhat different than the NASDAQ OTC-BB Exchange. Your ability to trade Essex stock should be improved since some brokers would not handle OTC-BB stocks.

WHERE CAN I CHECK THE CURRENT OR HISTORICAL STOCK PRICE?

You should be able to check the stock price using the trading symbol EYW at the same websites where you used to check ESEX.OB. Once the switch to the American Stock Exchange is made, it is likely that historical stock price information, predating the EYW symbol, will not be available on many of the free services. Most of these systems provide free access to historical information on active listings under their current trading symbol.

WHAT SHOULD I DO IF I HAVE ADDITIONAL QUESTIONS?
If your questions are about the American Stock Exchange or its operations, please visit their website or contact an investment professional. If you have additional questions about your Essex stock or options, please contact Ms. Kim DeChello by email (dechello@essexcorp.com) or by phone at (301)-953-8835.

                                                                      Attachment

                          DIRECTIONS TO THE GREAT ROOM
                             AT HISTORIC SAVAGE MILL

FROM I-95                                                                MILES

o  Take MD-32 East/Fort Meade                                              1.2

o  Take the US-1 North & South exit towards Elkridge/Laurel and
   Turn Right (South) onto Rt. 1/Washington Blvd.                           .5

o  Turn Right on Gorman Road (follow Savage Mill signs)                     .3

o  Turn Right on Foundry Street                                             .2

o  Turn Left on Baltimore Street                                            .1

o  Turn Left on Fair Street and park in The West or "Main" Parking Lot.
   (follow sign to right)                                                   .1


Park as far down in the parking lot as possible as Savage Mill is at the end of the lot.

The Great Room is located on Level 2 in the Old Weave Building. From Parking Lot, walk directly into New Weave Building. You will be on the upper level (Level 1). Go down stairs and continue straight to Old Weave Building. After entering Old Weave Building, follow to right and THE GREAT ROOM will be directly in front of you.


You can find more information at WWW.SAVAGEMILL.COM/DIRECTIONS.HTML or call 301-490-1668.

                                   Addendum A



ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046

                Board of Directors Proxy for the Annual Meeting of Stockholders


         The undersigned hereby appoints Leonard E. Moodispaw, Terry M. Turpin and Joseph R. Kurry, Jr. proxies with full power of substitution in them to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Essex Corporation to be held on July 23, 2003 at THE GREAT ROOM AT HISTORIC SAVAGE MILL, 8600 FOUNDRY STREET, SAVAGE, MARYLAND at 10:00 a.m. (see proxy for further details), and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, said proxies are authorized to vote as follows:

1.   Election of Directors

                  FOR all nominees listed below [  ]   WITHHOLD AUTHORITY [  ]

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                  JOHN G. HANNON
                  ROBERT W. HICKS
                  RAY M. KEELER
                  H. JEFFREY LEONARD
                  FRANK E. MANNING
                  MARIE S. MINTON
                  ARTHUR L. MONEY
                  LEONARD E. MOODISPAW
                  TERRY M. TURPIN

2. Confirm Stegman & Company as independent auditors for the company. (Board of Directors Favors a Vote FOR Approval.)

                  APPROVE [  ]        DISAPPROVE [  ]          ABSTAIN [  ]


3. Act upon such other business as may properly come before the meeting.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND TO APPROVE THE ABOVE STATED PROPOSALS.

Receipt is hereby acknowledged of the Notice of Meeting and Proxy Statement of Essex Corporation dated June 25, 2003.

I will attend [  ]      I will NOT attend the Meeting [  ]
(You may RSVP to dechello@essexcorp.com)

                              -----------------------------            -------
                              Signature of Stockholder                 Date



                              -----------------------------            -------
                              Signature of Stockholder                 Date


                    Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE POSTAGE-PREPAID ENVELOPE.
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ESSEX CORPORATION.